UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2011

STRYKER CORPORATION

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-9165 (Commission File Number)	38-1239739 (IRS Employer Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan (Address of principal executive offices)		49002 (Zip Code)

Registrant's telephone number, including area code: 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
and
ITEM 7.01	REGULATION FD DISCLOSURE

In connection with its announcement of first quarter 2011 operating results in its press release on April 19, 2011, Stryker Corporation (the Company) provided supplemental sales information, including for the first time the dollar value of product sales for certain product lines.  The Company is furnishing additional supplemental sales information to include the historical dollar value of product sales for certain product lines to provide comparative information that may be useful to investors.  The additional supplemental sales information is attached hereto as Exhibit 99.1.

Effective in 2011, the Company began segregating its operations into three reportable business segments: Reconstructive, MedSurg and Neurotechnology and Spine.  The historical sales information being furnished has been restated to conform to the current period presentation.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Supplemental Product Sales Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

April 20, 2011                                                             /s/ CURT R. HARTMAN

Date                                                                            Curt R. Hartman

Vice President and Chief Financial Officer